DocuSign Envelope ID: [*****]

Exhibit 4.34
Service Agreement

Client:	PAGSEGURO INTERNET S.A	CNPJ:	08.561.701/0001-01
Service Provider:	COMPASSO TECNOLOGIA LTDA.	CNPJ:	07.654.824/0001-24
Project:	Commercial BU Planning
Agreement:	2735/19	SA No.	61
This Service Agreement is governed by the above-mentioned Service Agreement, which was executed between PAGSEGURO INTERNET S.A and COMPASSO TECNOLOGIA LTDA on July 15, 2019.

SCOPE
This Service Agreement provides for the allocation of a Squad of Professionals with skills to develop software, working in an agile dynamic.
The detailed scope of the services, as well as the items outside the scope, are described in the Technical Proposal - Commercial BU Planning, which was signed with the initials of the Parties and becomes an inseparable Exhibit hereto.

COMPENSATION
a)Monthly non-cumulative baseline equivalent to [*****] in the period from November/21 and June/22 during business hours: [*****]
o    Baseline is accounted for regardless of the monthly consumption, thus ensuring the availability of capacity for the project.

Baseline from November/21 to June/22
Employee Profile	# of Employees	Hours/Month	Rate/Hour	Monthly Investment (Baseline)

Senior D&A Engineer	[*****]	[*****]	[*****]	[*****]
Full (Pleno) D&A Engineer	[*****]	[*****]	[*****]	[*****]
Full (Pleno) Agile Master	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]		[*****]

		Commercial discount [*****]%		[*****]

* Amounts in Reais (R$) [*****]				[*****]

DocuSign Envelope ID: [*****]

b)Monthly non-cumulative baseline equivalent to [*****] in the period from July/22 and October/22 during business hours: R$ [*****].

Baseline from July/22 to October/22
Employee Profile	# of Employees	Hours/Month	Rate/Hour	Monthly Investment (Baseline)

Senior D&A Engineer	[*****]	[*****]	[*****]	[*****]
Full (Pleno) D&A Engineer	[*****]	[*****]	[*****]	[*****]
Full (Pleno) Agile Master	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]		[*****]

		Commercial discount [*****]%		[*****]

* Amounts in Reais (R$) [*****]				[*****]
c)Additional hours to the baseline shall be measured and charged as per the ratecard shown below:

Baseline		Overtime Rate				Additional Rates on the Rate/Hour
Employee Profile	Amount/Hour	Not on call	Overtime Hour	Night shift (10 pm to 6 am)	Night shift overtime	Not on call	Overtime Hour	Night shift (10 pm to 6 am)	Night shift overtime
Senior D&A Engineer	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]%	[*****]%	[*****]%	[*****]%
Full (Pleno) D&A Engineer	[*****]	[*****]	[*****]	[*****]	[*****]
Full (Pleno) Agile Master	[*****]	[*****]	[*****]	[*****]	[*****]
* Amounts in Reais (R$)
PREMISES AND REQUIREMENTS
All premises and requirements applicable are included in the above-mentioned Technical Business Proposal.
LOCATION OF SERVICE PROVISION
The activities will be performed remotely. In specific occasions and as applicable, the activities may also be performed in person at the Client’s headquarters.
TIME OF SERVICE PROVISION
All activities that have not been specified as 24x7, shall be carried out during business hours. Business hours means the period from 07:00 am to 07:00 pm, GMT -3 (Brasília Time Zone) from Monday to Friday, except holidays.
All of Compasso’s employees strictly comply with all Brazilian Labor Laws (CLT), especially concerning mandatory lunch break and overtime limit.

DocuSign Envelope ID: [*****]

TRAVEL EXPENSES
Travel expenses are not included in the price and shall be reimbursed to Compasso upon submission of expense report, together with a Debit Note and payment instructions, provided that those expenses are previously notified and authorized by PagSeguro by e-mail, pursuant to the terms and limitations set forth in the policies described below.
Travel expenses refer to transportation, meals, insurance, and accommodation, as established below:

Travel Expense Policy – PAGSEGURO Client
Amount for meals – PAGSEGURO Client		Non-cumulative daily amount on business days
	R$ [*****]	Limit per meal (lunch and dinner) on non-business days

Hotel - 3 Star Executive Category	R$ [*****]
Air tickets - Cheapest ticket at the determined time
Insurance - For trips abroad

Commuting by land		Corporate taxi/Uber rate upon receipt or authorization from PagSeguro Manager for third-party use Intermunicipal bus when needed

Trips/Commuting during business hours

**In case of change to the daily meal amount in the Travel Expense Policy, it shall be notified to the Client by e-mail and formalized in an amendment hereto.
PAYMENT CONDITIONS
•Baselines shall be issued until the [*****]th day of the month in which the service was provided, plus any additional amounts from the previous month, as applicable;
•All invoices shall be due within [*****] days from its issuance date.
NOTES
•All levied taxes are included in the above-mentioned rates, namely: taxes on services of any nature (ISSQN) ([*****]%), social integration program (PIS) ([*****]%), and contribution to social security financing (COFINS) ([*****]%), for invoices billed in Brazil;
•All transactions concerning this Agreement shall be billed in Brazilian currency (BRL).
•Compasso shall issue Invoices from the unit performing the services, and it may use its branches in order to do so;
•In the event activities are performed outside the scope of the agreement and are not provided in the additional provisions herein, they shall be previously agreed between the Client and Compasso, and will be the subject matter of a specific Service Agreement;
•Except upon prior notice as provided herein, at the end of the term, the services herein described shall be automatically renewed under the same conditions;

DocuSign Envelope ID: [*****]

•As per contractual provision, the rates herein presented shall be adjusted for inflation every 12 months by the Extended National Consumer Price Index (IPCA).
OTHER CONDITIONS
All other terms and conditions in the above-mentioned Service Agreement shall apply to the Services.
The following are an integral part hereof:
Exhibit I: Technical Proposal - Commercial BU Planning
In case of any discrepancy between the terms and conditions herein and the above-mentioned proposals, the provisions set forth in this Service Agreement shall prevail.

Commencement of Activities:	01Nov21	Effectiveness:	a)[*****]
Type of project:	Dedicated Squad
IN WITNESS WHEREOF, the Parties have executed this Agreement in two (2) counterparts, same in form and content, in the presence of the undersigned witnesses, through Docusign technology.
São Paulo, Saturday, November 27, 2021.
PARTIES:
PAGSEGURO INTERNET S.A

[signature]	[signature]

By:	By:
Title:	Title:
COMPASSO TECNOLOGIA LTDA.

[signature]	[signature]

By:	By:
Title:	Title:

DocuSign Envelope ID: [*****]

Witnesses:

[signature]	[signature]

By:	By:
Title:	Title:

DocuSign Envelope ID: [*****]
PagSeguro – COMMERCIAL BU PLANNING
TECHNICAL | BUSINESS PROPOSAL
TECHNICAL | BUSINESS PROPOSAL

ABNER BORINATO
11/26/2021
11/26/2021

DocuSign Envelope ID: [*****]
Initial provisions
•All information herein about products, services, images, graphic layouts and intellectual content are owned by Compasso UOL or by its relevant contractors. Copies are only permitted for the internal use of PagSeguro, and may not be used as source of information to third parties. All information provided to Compasso UOL shall not be disclosed nor used in other projects, except as otherwise authorized in writing by both parties;
•The content hereof includes ideas and material owned by Compasso UOL, and it must be solely used for the evaluation of such proposal;
•This material may not be accessed by persons who are not directly related to the client and to the evaluation of the proposal under discussion;
•The same terms are also to be applied for information obtained from meetings and documents received from and used by Compasso UOL in order to create this proposal;
•No part of this document may be reproduced in other documents and/or presentations without the express and written authorization from Compasso UOL.

DocuSign Envelope ID: [*****]
About Compasso UOL

DocuSign Envelope ID: [*****]
What we do: We build digital experiences that enable companies’ growth and improve people’s lives. we help organization in different industries telco vivo telefônica Loyalty Loyalty Marketplace Platform livelo Retail carrefour CSF Financial Services App PlatformConsumer Goods
Consumer Goods Espaço Digital Natura Commerce Platform natura esfera santander Financial Esfera Marketplace Platform

DocuSign Envelope ID: [*****]
Growth Track Record:150 350 1200 1900 +3500 digital specialists * Driven by digital growth of UOL Group, decision is made to found an IT company, integrating DHC, and later Diveo, modern infrastructure services companies, with large online retail focus 2008 2013 2015 2019 2021 Compasso Compasso , an agile modern development services company, focused on digital business and transformation services is acquired Cloud Cloud strategic partnerships are initiated with global leaders (AWS, GCP, Azure), to provide Cloud native services in Latam.The company is reorganized, moving infrastructure services to a separate unit, and Compasso UOL focuses 100% as Pure Play in Digital Transformation and Cloud Compasso UOL is the company new Brand, Cloud partnerships accelerate and Global work from anywhere business model consolidates Compasso UOL creates new Cutting-Edge Innovation Studios, expanding its organic growth, and also adds new business lines through new acquisitions, accelerating is global footprint. *Dec-2021 projection

DocuSign Envelope ID: [*****]
Digital Transformation We build the best experiences to drive innovation to the market and help our customers rethink and reinvent their business continuously. Digital Commerce Payment Solutions User Mobile Apps Cognitive Computing Games & Real-Time 3DUser Experience Quality & Testing Automation Integration & Microservices Cyber Security Cloud & DevSecOps Hyperautomation Data & Analytics Salesforce Agile Application Modernization Transformation(RPA)

DocuSign Envelope ID: [*****]
Infrastructure Services Infrastructure, Hybrid & Private Cloud Agile Governance SAP Services Managed Services Anywhere

DocuSign Envelope ID: [*****]
Infrastructure Services Infrastructure, Hybrid & Private Cloud SAP Services AgileManaged Services Anywhere Governance Managed Services

DocuSign Envelope ID: [*****]
Collaborative culture: With an ecosystem driven by innovation Universities & Compasso AcademyGlobal Technology Leaders R&D Next-Gen Technologies & Tech Communities Global Technology Leaders Customer Innovation

DocuSign Envelope ID: [*****]
Sustainable Growth: The investment in supporting and stimulating our professionals’ continuous search for skills and excellence turns into added value to our local and global customers. This process also generates sustainability and development opportunities for the communities where we locate our Development and
Innovation Centers. World-Class Execution & Global Deployments
We run a global delivery model that combines processes, methodologies, knowledge structures, and quality, with skills and talents available worldwide. Our customers can now maximize the value of their business processes and information technology investments, optimizing costs, and accelerating their time to market. Our nearshore model strategy combines world-class execution and global proximity. Delivery centers global reach

DocuSign Envelope ID: [*****]
With whom we innovate: Partners Who trusts Compasso UOL

DocuSign Envelope ID: [*****]
Sustainability, Diversity and Inclusion: Sustainability Compasso UOL has been investing for more than a decade in building the sustainability of its business model through numerous initiatives. Our core belief is founded on the idea of sharing knowledge to build talent hubs out of the mainstream cities. These initiatives have created development ecosystems in these regions, which deliver opportunities that impact positively people’s lives and help develop local economies in demanding communities. Giving Back do Society. Our sustainable talent hubs development partners: Our sustainable talent hubs development partners: Diversity and Inclusion At Compasso UOL we work to ensure the representation of diverse talent. We welcome advancing diverse talent into all levels of operational, technical, leadership, management and executive roles. We strengthen the inclusive-leadership capabilities of our managers, executives and leaders, and of all of our team, emphatically engaging and holding leadership accountable for our progress on I&D. We uphold a zero- tolerance policy for discriminatory behavior, such as bullying and harassment, and actively help managers and staff to identify and address all kind of misconducts. We establish norms for open, welcoming behavior and ask leaders and employees to assess each other on how they are living up to that standard.

DocuSign Envelope ID: [*****]
Our Scalable Growth Model: We have built our sustainable, scalable growth model based on a combination of a series of foundations. We ideate and design transformational initiatives that kick-off new business growth opportunities to our customers from our innovation studios. Our Accelerators help to reduce innovation delivery time-to-market: packaging our next-generation technologies knowledge into open-source frameworks, we deliver more rapidly and more efficiently. Our Talent@Scale programs allow us to build talent to fulfill the never-ending knowledge gap of this new world. They connect to our "work from anywhere" model and enable us to deliver multi-disciplinary innovation teams for new projects with scale and speed. And finally, we succeed connecting the dots on every one of these foundations by leveraging the new global integrated digital transformation's never-ending demand inflow for digital transformation specialized services. Global Customers Demand Global Customers Demand Talent @Scale @Scale Work from Anywhere Accelerators Innovation Studios Studios

DocuSign Envelope ID: [*****]
What makes us different? Building and In a competitive market, we make outstanding investments in skill development to create exceptional professionals Enabling value stream mapping to accelerate growth VSM (Value Stream Mapping) approach materializes our agile culture and transforms our customers' business, generating value for all stakeholders. Developing efficient and sustainable innovation centers Our delivery and innovation centers are strategically located in small and medium-sized cities, close to the well-recognized regional universities, building sustainability and growth for these local communities. Prioritizing people- Centric technology connections The combination of our people-centric culture, where opportunities to develop knowledge on cutting-edge technologies flourish every day, is the key to keep our turnover rate under the market average.

DocuSign Envelope ID: [*****]
Business Proposal

DocuSign Envelope ID: [*****]
Scope of Service     The scope of this proposal provides for the allocation of squad, working in an agile dynamic, as per the work model used by PagSeguro.     The employees allocated will be working full time;     The allocation of employees is made on business hours, from Monday to Friday;     Deliveries made outside business hours, may be made upon agreement with the project’s Scrum Master/AM/Service Manager, who shall organize the team’s shift schedule, pursuant to the Brazilian Labor Laws (CLT);     The period from 7 am to 7 pm (except weekends and holidays) is accounted by Compasso as regular working hour rate, within the ratecard described herein. Work outside those hours shall be consider overtime, as per the provisions herein;     The allocated squad will be working remotely, under the category of Remote Work - Contingency;     The employees will be assigned within 45 days as from the approval of the business proposal.     The employees have a weekly work load of 40 hours.

Investment
◦We present below the business proposal based on the profile of the employees who will be assigned and considered as monthly baseline, as well as the rates for any overtime worked outside the baseline herein contracted:
CONSIDERATIONS: The amounts are presented in Reais; All taxes are included in the above-mentioned rates, namely: taxes on services of any nature (ISSQN) (2%), social integration program (PIS) (0.65%), and contribution to social security financing (COFINS) (3%); The rates above take into account the assignment of 7 profiles for 8 months. If PagSeguro ceases the activities, Compasso UOL shall be notified with 30 days in advance. Upon the end of the effective term, the parties will negotiate the possibility to extend this agreement. DocuSign Envelope ID: AB243C6B-113D-43E6-9C75-AA1FCA1BA3FBaseline from November/21 to June/22 Overtime Rate Employee Profile # of Employees Location Hours/Month Rate/Hour Monthly Investment (Baseline) Not on call Overtime Hour Night shift

DocuSign Envelope ID: [*****]

(10 pm to 6 am) Night shift overtime Senior D&A Engineer 2 DC [*****] R$ [*****] R$ [*****] [*****] [*****] [*****] [*****] Full (Pleno) D&A Engineer 4 DC [*****] R$[*****] R$ [*****] [*****] [*****] [*****] [*****] Subtotal R$ [*****] Commercial Discount [*****]% -R$[*****] Subtotal with commercial discount R$ [*****] Full (Pleno) Agile Master 1 DC 176 R$ [*****] R$[*****] [*****] [*****] [*****] [*****] Total [*****] % of Hour Rate Additional Charge on Hour Rate Not on call Overtime Hour Night shift (10 pm to 6 am) Night shift overtime[*****] [*****] [*****] [*****]

DocuSign Envelope ID: [*****]

InvestmentWe present below the business proposal based on the profile of the employees who will be assigned and considered as monthly baseline, as well as the rates for any overtime worked outside the baseline herein contracted:
CONSIDERATIONS: The amounts are presented in Reais; All taxes are included in the above-mentioned rates, namely: taxes on services of any nature (ISSQN) ([*****]), social integration program (PIS) ([*****]), and contribution to social security financing (COFINS) ([*****]); The rates above take into account the assignment of [*****] profiles for [*****] months. If PagSeguro ceases the activities, Compasso UOL shall be notified with [*****] in advance. Upon the end of the effective term, the parties will negotiate the possibility to extend this agreement.Baseline from [*****] to [*****] Overtime Rate Employee Profile # of Employees Location Hours/Month Rate/Hour Monthly Investment (Baseline) Not on call Overtime Hour Night shift
(10 pm to 6 am) Night shift overtime Senior D&A Engineer [*****] DC [*****] R$ [*****] R$ [*****] [*****] Full (Pleno) D&A Engineer [*****] DC [*****] R$ [*****] R$ [*****] [*****] [*****] [*****] [*****] Subtotal R$ [*****] Commercial Discount [*****] -R$ [*****] Subtotal with commercial discount R$ [*****] Full (Pleno) Agile Master [*****] DC [*****] R$ [*****] R$[*****] [*****][*****] [*****] [*****] Total [*****] % of Hour Rate Additional Charge on Hour Rate Not on call Overtime Hour Night shift (10 pm to 6 am) Night shift overtime [*****] [*****] [*****] [*****]

DocuSign Envelope ID: [*****]
Critical Factors for Success Provision of accesses and VPN for remote access to the project’s environment; Provision of at least 3 environments for Development, Testing and Production of the components needed for the project deliveries; Provision of infrastructure for the creation of automated delivery pipeline; Clarity in methodology used as model for the project conduction; Focal points of the client, who is responsible for facilitating the communication of Compasso UOL squad.

DocuSign Envelope ID: [*****]

Business Conditions This proposal does not take into consideration the assessment of hours worked per employee; the cost per employee assigned will have a fixed baseline, calculated through the multiplication of the employee’s rate per hour by [*****].     The volume of [*****] monthly hours is used exclusively as a parameter for calculation of the monthly fixed baseline to be charged, by employee assigned, not limiting the employee’s work hours. This means that, for months with regular hours with volume higher than [*****], there will be no additional charges, and months with volume lower than [*****] there will be no discounts;     The billing for the monthly fixed baseline per employee, presented herein, shall be performed monthly by the CNPJ of Compasso Tecnologia Ltda, issuing the Invoice until the fifth ([*****]) business day of the month following the provision of services;     Hours worked outside the regular hours, will be considered overtime and will be additionally charged as provided in this proposal and billed with the regular hours as described in item above;     The availability scheduled as “on-call” will be additionally charged, as provided in the ratecard described in this proposal and billed with the with the regular hours as described in item above;     The periods of absence for reason of vacation or non-allocation of the employee will result in a pro-rata discount in the bill; •    Payment shall be due within [*****] as from the issuance of Invoice;     The rates presented herein are effective for [*****], and they shall be annually adjusted based on the IPCA accumulated for the period. The baseline of R$[*****] will be applied until [*****] and the baseline of R$ [*****] will be applied starting from [*****], as established in the scope;     Logistics expenses for the work of Compasso’s employees (assigned at Compasso UOL’s Delivery Centers), at PagSeguro’s headquarters, shall be borne by the client and billed through a Debit Note issued by Compasso Tecnologia LTDA, following all of PagSeguro’s Expense Policies;     The hardware provided by Compasso UOL to its employees has the following specifications: o    Latitude 5400: Intel(R) Core(TM) i7-8665U CPU @ 1.90GHz [4 core(s) x64] –
512GB – RAM 16GB; or o    Latitude 5410: Intel(R) Core(TM) i7-10610U CPU @ 1.80GHz [4 core(s) x64] – 512GB – RAM 16GB; or o    Latitude 5420: 11th Gen Intel(R) Core(TM) i7-1185G7 @ 3.00GHz [4 core(s) x64] – 512GB – RAM 16GB     The client must point out the specific requirements of the project when the adjustment of hardware is needed. The upgrade shall have its investment covered by the client;     Ratification shall be performed through the execution of a service agreement linked to the master agreement between the parties;     This proposal is effective for [*****] as from its date of issuance.

DocuSign Envelope ID: [*****]

Travel Expenses Allocation of employees involving travel expenses shall always be previously aligned by e-mail authorizing the reallocation and acknowledging the associated expenses; For reimbursement of expenses, the assessment will be carried out after the trip is made and the collection occurs upon report and approval of PagSeguro, following the rules presented below: Meals: on business days, considering the use of the meal voucher for lunch (R$ [*****]), the amount to be reimbursed for dinner will be of R$ [*****]; and for the non-business days, each meal will be reimbursed with R$ [*****] (lunch and dinner). For both situations, where the hotel does not offer breakfast, R$ [*****] will be added to that expense. In case one of the meals does not occur, the amount may be accumulated for the next meal on the same day; Accommodation: Accommodation daily rate must comply with the limits established for all employees of Grupo UOL, which is R$ [*****] for hotels in Brazil; Trips/commuting: for commuting from and to airport, office and hotel, Uber shall be used, which shall be previously registered by a PagSeguro manager requesting the use by third parties.

DocuSign Envelope ID: [*****]

Completion Certificate

Envelope ID: [*****]
Status: Completed Subject: DocuSign: PagSeguro_Minuta AS61 BU Planejamento Comercial_.docx, PagSeguro - PC Compasso - BU ...
Source Envelope:
Document Pages: 26	Signatures: 6	Envelope Sent by:
Certificate Pages: 9	Initials: 2	Isabela Paco Riquetto
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384
Enveloped Stamping (ID Stamping): Enabled		SP, 01452-002
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		[*****]
Using IP Address:
[*****]

Record Tracking
Status: Original	Holder: Isabela Paco Riquetto	Location: DocuSign
12/29/2021 12:03:02 PM	[*****]

Signer Events	Signature	Timestamp
Saedio Dias de Souza Filho		Sent: 12/29/2021 12:05:55 PM
[*****]		Viewed: 12/29/2021 2:01:18 PM
LAWYER		Signed: 12/29/2021 2:01:26 PM
UNIVERSO ONLINE S.A.
Security Level: E-mail, Account	Signature adoption: Signature image loaded
Authentication (None)	Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign		Sent: 12/29/2021 2:01:28 PM
Viewed: 1/3/2022 4:39:23 AM
Ana Cristina Aoki		Signed: 1/3/2022 4:40:38 AM
[*****]
Security Level: E-mail, Account Authentication (None)	Signature adoption: Drawn on device Using IP
Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 12/8/2021 7:23:52 AM		Sent: 12/29/2021 2:01:29 PM
ID: [*****]		Viewed: 12/30/2021 3:27:16 AM
Artur Gaulke Schunck	Signature established by: Pre-set style	Signed: 12/30/2021 3:27:20 AM
[*****]	Using IP Address: [*****]

Electronic Record and Signature Disclosure:

DocuSign Envelope ID: [*****]

Accepted: 5/1/2021 3:19:10 AM		Sent: 12/29/2021 2:01:29 PM
ID: [*****]		Viewed: 12/30/2021 4:58:18 AM
Cleyton de Almeida Ferreira		Signed: 12/30/2021 4:58:29 AM
[*****]
Products Director	Signature adoption: Drawn on device Using IP Address: [*****]
UOL DIVEO
Security Level: E-mail, Account Authentication (None)

Signer Events	Signature	Timestamp
Cristina Ely		Sent: 12/29/2021 2:01:30 PM
[*****]		Viewed: 12/30/2021 4:02:53 AM
[*****]		Signed: 12/30/2021 4:03:07 AM
UOL - UNIVERSO ONLINE S/A	Signature adoption: Pre-selected Style IP Address: [*****]
Security Level: E-mail, Account Authentication (None)

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Marcelo Ivaldo da Silva		Sent: 12/29/2021 2:01:30 PM
[*****]		Viewed: 12/31/2021 7:41:01 AM
Finance Direct		Signed: 12/31/2021 7:41:10 AM
Finance Director	Signature adoption: Pre-selected Style IP Address: [*****]
Security Level: E-mail, Account Authentication (None)

Electronic Record and Signature Disclosure:
Accepted: 3/7/2018 4:02:50 AM
ID: [*****]

Renato Bertozzo Duarte		Sent: 12/29/2021 2:01:31 PM
[*****]		Viewed: 12/29/2021 2:19:55 PM
HEAD OF UNIVERSO	Signature adoption: Signature image	Signed: 12/29/2021 2:19:59 PM
ONLINE LEGAL DEPARTMENT	loaded
Using IP Address: [*****]
Security level: E-mail, Account Authentication (none)	Signed using cellphone

Electronic Record and Signature Disclosure:
Not offered via DocuSign

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

DocuSign Envelope ID: [*****]

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Raphaela Queiroz da Costa	Copied	Sent: 12/29/2021 2:01:30 PM
[*****]
Security Level: E-mail, Account Authentication (None)		Viewed: 12/30/2021 3:55:42 AM

Electronic Record and Signature Disclosure:
Accepted: 6/15/2021 4:47:01 AM
ID: [*****]

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	12/29/2021 12:05:55 PM
Certified delivery	Security checked	12/29/2021 2:19:55 PM
Signing complete	Security checked	12/29/2021 2:19:59 PM

Envelope Summary Events	Status	Timestamp
Completed	Security checked	1/3/2022 4:40:38 AM

Payment Events	Status	Timestamp

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 12/27/2017 6:27:37 AM
Parties agreed to: Ana Cristina Aoki, Cleyton de Almeida Ferreira, Marcelo Ivaldo da Silva
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
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All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.
How to contact UOL - UNIVERSO ONLINE S/A:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to: [*****]
To contact us by email send messages to: UOL - UNIVERSO ONLINE S/A
To inform of your new e-mail address to UOL - UNIVERSO ONLINE S/A:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail to [*****] providing: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address. We do not require any other information from you to change your email address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.

To request paper copies from UOL - UNIVERSO ONLINE S/A:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send an e-mail to [*****] and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to UOL - UNIVERSO ONLINE S/A:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i)refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii)send an e-mail to [*****] and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process. We do not require any other information from you to change your email address. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.
Required hardware and software**:
(i)Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii)Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii)PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv)Screen Resolution: 800 x 600 minimum
(v)Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
By checking the “I agree” box, I confirm that:
(i)I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii)I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.

Electronic Record and Signature Disclosure created on: 02/07/2018 05:43:37
Parties agreed to: Artur Gaulke Schunck, Raphaela Queiroz da Costa
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, we may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
Getting paper copies
At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.
Withdrawing your consent
If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.
How to contact us:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to:
To inform of your new e-mail address:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from us:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.

To withdraw your consent to us:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i)refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii)send us an e-mail and provide your e-mail address full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process.
Required hardware and software**:
(i)Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii)Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii)PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv)Screen Resolution: 800 x 600 minimum
(v)Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
By checking the “I agree” box, I confirm that:
(i)I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii)I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by during the course of my relationship with you.